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                          MEDICAL DEVICE ALLIANCE INC.


                                 EXHIBIT 10.06




                                      FORM

                                       OF

                            INDEMNIFICATION AGREEMENT







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                                     FORM OF


                            INDEMNIFICATION AGREEMENT

        THIS INDEMNIFICATION AGREEMENT (the "Agreement) is entered into as of the date hereinafter set forth between MEDICAL DEVICE ALLIANCE, INC., a Nevada corporation and ____________________ ("Indemnitee").

                                    RECITALS

        A. The Indemnitee is currently serving or has agreed to serve as a director, officer, employee or consultant of Medical Device Alliance, Inc., and/or a subsidiary of Medical Device Alliance, Inc. (collectively, the "Company"), and in such capacity has rendered or will render valuable services to the Company. Only those consultants or employees approved by the Board of Directors of the Company will be offered an Indemnification Agreement; and

        B. The Company has investigated the availability and sufficiency of liability insurance and Nevada statutory indemnification provisions to provide its directors, officers and certain consultants and employees with adequate protection against various legal risks and potential liabilities to which such individuals are subject due to their positions with the Company and has concluded that such insurance and statutory provisions may provide inadequate and unacceptable protection to certain individuals requested to serve as its directors, officers and certain consultants and employees; and

        C. In order to induce and encourage highly experienced and capable persons such as the Indemnitee to continue to serve as a director, officer, employee or consultant of the Company, the Board of Directors has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu hereof, that this Agreement is not only reasonable and prudent, but necessary to promote and ensure the best interests of the Company and its shareholders.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the services of the Indemnitee and in order to induce the Indemnitee to serve as a director, officer, consultant or employee, the Company and Indemnitee hereby agree as follows:

        1. DEFINITIONS. As used in this Agreement:

                1.1 "Proceeding" means any threatened, pending or completed action, suit or proceeding, formal or informal, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, consultant or employee of the Company, or is or was serving at the request of the Company as a director, officer, consultant or employee of another corporation, partnership, joint venture, trust or other enterprise, whether or not he or she is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.



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                1.2 "Expenses" includes, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative Proceedings and appeals, amounts paid in settlement by or on behalf of Indemnitee, and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for time spent by Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he or she is not otherwise compensated by the Company or any third party. The term "Expenses" does not include the amount of judgments, fines, penalties or ERISA excise taxes actually levied against Indemnitee.

                1.3 "Other enterprise" shall include employee benefit plans; "Fines" shall include any excise tax assessed with respect to any employee benefit plan; and "Serving at the request of the Company" shall include any service as a director, officer, consultant or employee of the Company which imposes duties on, or involves services by, such director, officer, consultant or employee with respect to an employee benefit plan, its participants, or beneficiaries.

                1.4 "Independent Legal Counsel" means an attorney mutually agreeable to the Company and Indemnitee, with such attorney to be designation within ten (10) days after notice by one party to the other. If the Company and Indemnitee cannot agree upon the selection of such attorney within such ten (10) days period, an attorney shall be selected by the Company from among five (5) attorneys designated in writing by the Indemnitee and delivered to the Company within five (5) days after the end of such ten (10) day period; provided, however, that the attorneys so designated have a minimum of ten (10) years' of experience in corporate law. If the Company and Indemnitee cannot agree upon the selection of such attorney, and if Indemnitee fails to designate said five (5) attorneys in writing to the Company within the period described above, the Company alone shall choose the Independent Legal Counsel.

        2. AGREEMENT TO SERVE. The Indemnitee agrees to continue to serve as a director, officer, consultant or employee of the Company at the will of the Company under the terms of his or her agreement with the Company, if any, for so long as he or she is duly elected or appointed or until such time as he or she tenders his or her resignation in writing or is removed as a director, officer, consultant or employee.

        3. INDEMNIFICATION IN THIRD PARTY ACTION. The Company shall indemnify Indemnitee if Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a director, officer, consultant or employee of the Company or is or was serving at the request of the Company as a director, officer, consultant or employee of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by Nevada law and the Company's Articles of Incorporation; provided that any settlement of a Proceeding is approved in writing by the Company prior to settlement.



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        4. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. The
Company shall indemnify Indemnitee if Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, consultant or employee of the Company or is or was serving at the request of the Company as a director, officer, consultant or employee of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by Nevada law and the Company's Articles of Incorporation.

        5. CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT. Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, if any, as defined by Nevada law, for indemnification pursuant to this Agreement, unless a determination that Indemnitee has not met such standards is made by:
(i) the Board of Directors with a majority vote of a quorum thereof consisting of directors who are not parties to any Proceeding under which a claim is made;
(ii) the shareholders of the Company with a majority vote of a quorum thereof consisting of shareholders who are not parties to any Proceeding under which a claim is made; (iii) a written opinion of the Independent Legal Counsel; or (iv) a ruling by a court of competent jurisdiction.

        6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, or the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, Indemnitee shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by Nevada law.

        7. ADVANCES OF EXPENSES. The Expenses incurred by Indemnitee in any Proceeding shall be promptly paid by the Company in advance of the final disposition of the Proceeding at the written request of Indemnitee to the fullest extent permitted by Nevada law; provided that Indemnitee shall state in writing that he or she will repay any advances if it is ultimately determined that Indemnitee is not entitled to indemnification.

        8. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties or ERISA excise taxes actually and reasonably incurred by him or her in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount of his or her Expenses, judgments, fines, penalties or ERISA excise taxes, the Company shall nevertheless indemnify Indemnitee for the portion of Expenses, judgments, fines, penalties or ERISA excise taxes to which Indemnitee is entitled.

        9. DETERMINATION OF RIGHT TO INDEMNIFICATION.

                9.1 NOTICE. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof. The omission to so notify the Company will not relieve the Company from any liability which it may have to the Indemnitee other than under this Agreement.



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                9.2 ENFORCEMENT. If a claim for indemnification or advances under this Agreement is not paid by the Company within thirty (30) days of receipt of written notice by Indemnitee, the rights provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the directors or shareholders of the Company or the Independent Legal Counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the applicable standard of conduct, if any, nor an actual determination by the directors or shareholder of the Company or Independent Legal Counsel that Indemnitee has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of an action that Indemnitee has not met the applicable standard of conduct.

                9.3 EXPENSES. Indemnitee's expenses incurred in connection with any proceeding concerning his or her right to indemnification or advances in whole or in part pursuant to this Agreement shall also be indemnified by the Company regardless of the outcome of such proceeding.

                9.4 PARTICIPATION. With respect to any Proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expenses and, except as otherwise provided below, the Company may assume the defense thereof to the extent that it may wish, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Indemnitee shall have the right to employ his or her own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expenses of Indemnitee, unless: (i) the employment of counsel by Indemnitee has been authorized in writing by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of a Proceeding; or (iii) the Company shall not, in fact, have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses Indemnitee's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee has concluded that there may be a conflict of interest between the Company and Indemnitee.

        10. LIMITATIONS ON INDEMNIFICATION. No payments pursuant to this Agreement shall be made by the Company:

                10.1 VOLUNTARY ACTIONS. To indemnify or advance funds to Indemnitee for Expenses with respect to Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Nevada law, but such indemnification or advancement of expenses may be provided in the Company in specific cases if the Board of Directors finds it to be appropriate;

                10.2 INSURANCE PROCEEDS. To indemnify Indemnitee for any Expenses, judgments, fines, penalties or ERISA excise taxes sustained in any Proceeding for which payment is actually made



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to Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

                10.3 SECURITIES LAWS. To indemnify Indemnitee for any Expenses, judgments, fines or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law; and

                10.4 UNLAWFUL. If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

        11. MAINTENANCE OF LIABILITY INSURANCE.

                11.1 PURCHASE. Subject to Section 11.3 hereof, the Company hereby covenants and agrees that, as long as Indemnitee continues to serve as a director, officer, consultant or employee of the Company and thereafter as long as Indemnitee may be subject to any possible Proceeding, the Company, subject to
Section 11.3, shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts issued by established and reputable insurers.

                11.2 INSURED. In all D&O Insurance policies, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, officers, consultants or employees.

                11.3 NO OBLIGATION. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines, in its sole and absolute discretion, that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

        12. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles of Incorporation, By-Laws, any agreement, any vote of shareholders or disinterested directors, provision of Nevada law, or otherwise, both as to action in his or her official capacity and as to action in another capacity on behalf of the Company while holding such office.

        13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, Indemnitee and his or her heirs, executors, administrators and assigns, whether or not Indemnitee has ceased to be a director, officer, consultant or employee, and the Company and its successors and assigns.

        14. SEPARABILITY. Each and every paragraph, sentence, term and provision of this Agreement is separate and distinct so that if any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term and provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by a



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court of competent jurisdiction to preserve its validity and to provide
Indemnitee with the broadest possible indemnification permitted under Nevada law.

        15. SAVINGS CLAUSE. If this Agreement or any paragraph, sentence, term or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify Indemnitee as to any Expenses, judgments, fines, penalties or ERISA excise taxes incurred with respect to any Proceeding to the full extent permitted by any applicable paragraph, sentence, term or provision of this Agreement that has not been invalidated or by any other applicable Nevada law.

        16. INTERPRETATION; GOVERNING LAW. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

        17. AMENDMENTS. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Articles of Incorporation, By-Laws or by other agreements, including D&O Insurance policies.

        18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

        19. NOTICES. Any notice required to be given under this Agreement shall be directed to the Company at the address set forth below and to Indemnitee at the address set forth after Indemnitee's signature below, or to such other address as either shall designate in writing.

        IN WITNESS WHEREOF, The parties have executed this Indemnification Agreement to be effective as of the ____ day of ____, 1998.

"COMPANY"                              "INDEMNITEE"
MEDICAL DEVICE ALLIANCE, INC.
a Nevada Corporation
                                       -----------------------------------------
By:                                    Address:
   ---------------------------------
Its:      Chairman of the Board                ---------------------------------
Address:  3800 Howard Hughes Parkway
          Suite 1800                           ---------------------------------
          Las Vegas, NV. 89109